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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) January 26, 2006


                          BERKSHIRE HILLS BANCORP, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                      0-51584              04-3510455
          --------                      -------              ----------
(State or other jurisdiction of        (Commission          (IRS Employer
      incorporation)                   File Number)         Identification No.)

      24 North Street, Pittsfield, Massachusetts             01201
      ------------------------------------------             -----
      (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (413) 443-5601
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 5.03   AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
            -------------------------------------------------------------------
            YEAR.
            ----

      On January 26, 2006, the Board of Directors of Berkshire Hills Bancorp, Inc. (the "Company") voted to amend the Company's Bylaws to remove the age limitation provision, which provided that: (1) directors elected after January 10, 2000 could not serve past the annual meeting immediately following their seventy-second birthday; and (2) directors elected before January 10, 2000 could not be reelected following their seventy-second birthday, but could serve until the expiration of their term.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          BERKSHIRE HILLS BANCORP, INC.


Dated: February 1, 2006                  By: /s/ Wayne F. Patenaude
                                             -----------------------------------
                                             Wayne F. Patenaude
                                             Senior Vice President and
                                                    Chief Financial Officer